                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [   ]

Check the appropriate box:

[ ] Preliminary proxy statement.            [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).
[X] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                        Madison Gas and Electric Company
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                (Name of Registrant as Specified in Its Charter)


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     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

    Payment of filing fee (check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:


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    (5) Total fee paid:


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    [ ] Fee paid previously with preliminary materials.


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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:


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    (2) Form, Schedule or Registration Statement No.:


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    (3) Filing Party:


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    (4) Date Filed:


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

                        MADISON GAS AND ELECTRIC COMPANY
                              POST OFFICE BOX 1231
                         MADISON, WISCONSIN 53701-1231

                                                                  April 13, 2001

Dear MGE Shareholder:

     It is our pleasure to invite you to attend our 2001 Annual Meeting of Shareholders to be held on Tuesday, May 22, 2001, at 11:00 a.m., local time, at the Marriott Madison West, 1313 John Q. Hammons Drive, Middleton, Wisconsin (see the map on the back cover).

     At the meeting we will ask you to consider and vote upon the election of three Class III directors to hold office until 2004. We will discuss last year's performance, comment on items of interest to you, and respond to your questions. Following the meeting, we will be available to answer any additional questions you may have.

     YOUR VOTE IS IMPORTANT. You may vote using the Internet, by telephone, or by returning the enclosed proxy card in the envelope provided. Instructions regarding all three methods of voting are included on the proxy card. Internet and telephone voting are being offered as a convenience to you and as a step toward reducing costs. If you attend the meeting and prefer to vote in person, you may do so.

     We look forward to seeing you at the meeting.

                                         Very truly yours,

                                         /s/ DAVID C. MEBANE
                                         DAVID C. MEBANE
                                         Chairman of the Board

                                         /s/ GARY J. WOLTER
                                         GARY J. WOLTER
                                         President and Chief Executive Officer

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                      OF MADISON GAS AND ELECTRIC COMPANY

DATE: Tuesday, May 22, 2001

TIME: 11:00 a.m., local time

PLACE: Marriott Madison West
       1313 John Q. Hammons Drive
       Middleton, Wisconsin

PURPOSE:

- To elect three Class III directors to terms of office expiring at the 2004 Annual Meeting of Shareholders; and

- To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on March 15, 2001, are entitled to vote at the meeting.

     The matters to be acted upon at the meeting are described in the accompanying proxy statement.

                                           By order of the Board of Directors

                                           MARK A. FRANKEL
                                           Vice President, General Counsel,
                                           and Secretary
April 13, 2001

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
MADISON GAS AND ELECTRIC COMPANY............................     1
THE ANNUAL MEETING..........................................     1
  Attending the Annual Meeting..............................     1
  This Proxy Statement......................................     1
  Voting....................................................     2
  How Street Name Holders May Vote..........................     2
  How Record Holders May Vote...............................     2
  Matters to Be Considered..................................     2
  Quorum Requirement........................................     3
  The Vote Necessary for Action to Be Taken.................     3
  Revocation of Proxies.....................................     3
  Electronic Access to Proxy Materials and Annual Report....     3
ELECTION OF DIRECTORS.......................................     3
BENEFICIAL OWNERSHIP OF COMMON STOCK........................     6
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....     7
MEETINGS AND COMMITTEES OF THE BOARD........................     7
AUDIT COMMITTEE REPORT......................................     8
DIRECTOR COMPENSATION.......................................     9
EXECUTIVE COMPENSATION......................................    10
  Summary Compensation Table................................    10
  Report on Executive Compensation..........................    11
  Company Performance.......................................    14
  Pension Plan and Supplemental Retirement Plan.............    16
  Deferred Compensation Plan................................    17
  Severance Plans...........................................    17
OTHER INFORMATION...........................................    18
  Expenses of Solicitation..................................    18
  Shareholder Proposals for the 2001 Annual Meeting.........    18
  Other Matters.............................................    19
Audit Committee Charter.....................................   A-1
MAP IS ON BACK COVER

                        MADISON GAS AND ELECTRIC COMPANY
                           -------------------------

     Madison Gas and Electric Company (MGE) is an investor-owned public utility with executive offices located at 133 South Blair Street, Madison, Wisconsin 53703. Our telephone number is (608) 252-7000. Our Web site is located at www.mge.com on the Internet.

                               THE ANNUAL MEETING

ATTENDING THE ANNUAL MEETING

     Our annual meeting will be held on Tuesday, May 22, 2001, at 11:00 a.m., local time, at the Marriott Madison West, 1313 John Q. Hammons Drive, Middleton, Wisconsin. If you plan to attend the meeting, please fill out the enclosed reservation form and return it with your proxy card so we may have an indication of the number of shareholders planning to attend the meeting. If your shares are held through a broker or its nominee and you would like to attend the meeting, please see "Voting -- How Street Name Holders May Vote" below.

THIS PROXY STATEMENT

     We are sending this proxy statement because our Board of Directors is seeking your proxy to vote your shares at the meeting. If you own MGE common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one copy of this proxy statement. To assist us in saving money and to provide you with better shareholder services, we encourage you to have any duplicate accounts registered in the same name and address. You may do this by contacting our Shareholder Services Department toll-free at 1-800-356-6423 if calling from within the Continental United States and at (608) 252-4744 if calling from the Madison area.

     On April 13, 2001, we began mailing this proxy statement to all shareholders of record at the close of business on March 15, 2001. On that date, there were 16,729,054 shares of our common stock outstanding and entitled to vote.

     At the 1985 Annual Meeting of Shareholders, shareholders approved an amendment to our Articles of Incorporation limiting the voting power of any shareholder who acquires more than 10 percent of our outstanding voting stock. To our knowledge, this limitation does not currently apply to any shareholder. Accordingly, each share of common stock is entitled to one vote at the meeting. For those shareholders who are participants in our Dividend Reinvestment and Direct Stock Purchase Plan, the shares you have accumulated in the plan are held by the administrator under the nominee name of Madge & Co., and those shares, including your reinvestment shares, will be voted in accordance with your direction given on your proxy.

                                     VOTING

HOW STREET NAME HOLDERS MAY VOTE

     If you own shares through a broker, the registered holder of those shares is the broker or its nominee. If you receive our proxy materials from your broker, you should vote your shares by following the procedures specified by your broker. Your broker will tabulate the votes it has received and submit a proxy card to us reflecting the votes of the street name holders. If you plan to attend the annual meeting and vote your street name shares in person, you should contact your broker to obtain a broker's proxy card and MGE's Shareholder Services (1-800-356-6423) to make a reservation for the meeting.

HOW RECORD HOLDERS MAY VOTE

     You can vote in person at the meeting or by proxy. By giving us your proxy, you are authorizing the individuals named on our proxy card (the proxies) to vote your shares in the manner you indicate. If you elect to vote by proxy, you may:

     - Vote for the election of all three of our director nominees;

     - Withhold authority to vote for all three of our director nominees; or

     - Vote for the election of one or two of our director nominees and withhold authority to vote for the other nominee(s) by so indicating on the proxy card.

     As a convenience to you, we are providing you with the option to vote by proxy via the Internet or via toll-free touch-tone telephone. You may still cast your vote by returning your signed and dated proxy card. Instructions regarding all three methods of voting are included on the proxy card.

     If you sign and return our proxy card without specifying any instructions and without indicating expressly that you are not voting some or all of your shares, your shares will be voted for the election of all three director nominees.

     The signature on the proxy card should correspond exactly with the name of the shareholder as it appears on the proxy card. Where stock is registered in the name of two or more persons, each of them should sign the proxy. If you sign a proxy card as an attorney, officer, personal representative, administrator, trustee, guardian, or similar capacity, please indicate your full title in that capacity.

MATTERS TO BE CONSIDERED

     At the meeting, shareholders will:

     - Elect three Class III directors to terms of office expiring at the 2004 Annual Meeting of Shareholders; and

     - Transact any other business properly raised.

QUORUM REQUIREMENT

     A quorum is necessary to hold a valid meeting of shareholders. If shareholders entitled to cast at least a majority of the shares entitled to vote at the meeting are present in person or by proxy, a quorum will exist. In order to assure the presence of a quorum, please vote via the Internet, telephone, or sign and return your proxy card promptly in the enclosed postage-paid envelope even if you plan to attend the meeting. Abstentions and broker nonvotes are counted as present for establishing a quorum. A broker nonvote occurs when a broker votes on one or more matters on the proxy card, but not on others because the broker does not have the authority to do so.

THE VOTE NECESSARY FOR ACTION TO BE TAKEN

     If a quorum is present, the three persons receiving the greatest number of votes will be elected to serve as Class III directors. Accordingly, withholding authority to vote for a director and nonvotes with respect to the election of directors will not affect the outcome of the election of directors.

REVOCATION OF PROXIES

     If you are a registered holder of common stock, you may revoke your proxy by giving written revocation to MGE's Corporate Secretary at any time before your proxy is voted, by executing a later-dated proxy card which is voted at the meeting, or by attending the meeting and voting your shares in person. If your shares are held by a broker, you must contact your broker to revoke your proxy. Attendance at the meeting will not automatically revoke your proxy.

ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

     Shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option by marking the appropriate box on your proxy card or by calling MGE's Shareholder Services toll-free number (1-800-356-6423).

                             ELECTION OF DIRECTORS

     The Board of Directors consists of ten directors divided into three classes, two classes having three directors and one class having four directors, with one class being elected each year for a term of three years.

     Messrs. Blaney, Mohs, and Hastings are currently Class III directors whose terms expire at the 2001 Annual Meeting. They have been nominated for reelection to serve as Class III directors for three-year terms expiring at the 2004 Annual Meeting and upon the election and qualification of their successors.

     Each of the nominees has indicated a willingness to serve if elected, and the Board has no reason to believe that any nominee will be unavailable. If any nominee should become unable to serve, it is presently intended that your proxy will be voted for a substitute nominee designated by the Board.

     The following table sets forth information about the nominees and the current directors who will continue in office after the meeting.

                                                                DIRECTOR
            NAMES (AGES) AND BUSINESS EXPERIENCE                 SINCE
            ------------------------------------                --------
Nominees (Class III) -- Term Expiring in 2004
RICHARD E. BLANEY (65), Madison, Wisconsin..................      1974
  Retired President of Richard Blaney Seeds Inc., sellers of hybrid seed corn, with which he was associated for more
  than 9 years.
FREDERIC E. MOHS (64), Madison, Wisconsin...................      1975
  Partner in the law firm of Mohs, MacDonald, Widder &
  Paradise, of which he has been a member since 1968; also
  director of UW System Board of Regents and UW Hospitals
  and Clinics.
F. CURTIS HASTINGS (55), Madison, Wisconsin.................      1999
  President of J. H. Findorff & Son, Inc., and Findorff,
  Inc., commercial and industrial general contractors and
  design builders, with which he has been associated for 30
  years; also director of National Guardian Life Insurance
  Co.
Members of the Board of Directors Continuing in Office
  Class I -- Term Expiring in 2002
JEAN M. BIDDICK (74), Middleton, Wisconsin..................      1982
  Retired Chief Executive Officer of Neesvig's Inc., a
  wholesale meat company, with which she was associated for
  more than 27 years.
DAVID C. MEBANE (67), Madison, Wisconsin....................      1984
  Chairman of the Board of Directors of MGE, of which he has been an officer since 1980; also director of First Federal
  Capital Corp., a bank holding company.
REGINA M. MILLNER (57), Madison, Wisconsin..................      1996
  Attorney, analyst and broker for more than 22 years; her
  firm, The RMillner Company, S.C., specializes in complex
  real estate projects and provides consulting services for
  private clients and governmental agencies; also director
  of Meriter Hospital and Meriter Health Services.
DONNA K. SOLLENBERGER (52), Middleton, Wisconsin............      2000
  President and Chief Executive Officer of UW Hospitals and
  Clinics since December, 1999; Executive Vice President and
  Chief Operating Officer of City of Hope National Medical
  Center, Los Angeles, California, January, 1997, to
  December, 1999; Vice President for Hospitals and Clinics
  at M.D. Anderson Cancer Center, Houston, Texas, June,
  1991, to December, 1996.

                                                                DIRECTOR
            NAMES (AGES) AND BUSINESS EXPERIENCE                 SINCE
            ------------------------------------                --------
Class II -- Term Expiring in 2003
H. LEE SWANSON (63), Cross Plains, Wisconsin................      1988
  Chairman of the Board, Chief Executive Officer, and
  Director of the State Bank of Cross Plains, with which he
  has been associated for more than 35 years; also director
  of Chorus Communications Group and the Federal Home Loan
  Bank of Chicago.
JOHN R. NEVIN (58), Madison, Wisconsin......................      1998
  Associate Dean of Master's Programs; Executive Director,
  Grainger Center for Supply Chain Management, and Grainger
  Wisconsin Distinguished Professor, School of Business,
  University of Wisconsin-Madison, where he has been a
  faculty member for 30 years.
GARY J. WOLTER (46), Madison, Wisconsin.....................      2000
  President and Chief Executive Officer of MGE, of which he
  has been an officer since 1989 and an employee since 1984.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table lists the beneficial ownership of common stock of each director and nominee, the individuals named in the summary compensation table, the directors and executive officers as a group, and each person known by MGE to be the beneficial owner of more than 5 percent of the outstanding shares of our common stock. In each case, the indicated owner has sole voting power and sole investment power with respect to the shares shown except as noted.

                                                                      PERCENT OF
                                           NUMBER OF SHARES          OUTSTANDING
NAME                                      BENEFICIALLY OWNED         COMMON STOCK
----                                      ------------------         ------------
Jean M. Biddick.......................            4,543                    *
Richard E. Blaney.....................            1,632                    *
Terry A. Hanson.......................            4,249(1)(2)              *
F. Curtis Hastings....................            1,846                    *
Thomas R. Krull.......................           13,803(1)(2)              *
David C. Mebane.......................           11,025(1)(2)              *
Regina M. Millner.....................              924                    *
Frederic E. Mohs......................           12,064(3)                 *
John R. Nevin.........................              961                    *
Donna K. Sollenberger.................              995                    *
H. Lee Swanson........................            4,080                    *
Mark C. Williamson....................            4,454(1)(2)              *
Gary J. Wolter........................            6,090(1)(2)              *
All directors and executive officers
   as a group (20 persons)............           83,276(2)                 *
Marshall & Ilsley Corporation.........          877,708(4)              5.31
   Milwaukee, Wisconsin 53202
Systematic Financial Management LP....        1,047,349(5)              6.30
   Glenpoint East, 7th Floor
   300 Frank W. Burr Blvd
   Teaneck, NJ 07666

-------------------------

 *  Less than 1 percent.

(1) Messrs. Hanson, Krull, Mebane, Williamson, and Wolter are directors of Madison Gas and Electric Company Foundation, Inc., and as such have shared voting and investment power in an additional 12,000 shares of common stock held by the Foundation.

(2) Includes common stock held under the two employee stock ownership plans for the account of executive officers of MGE with respect to which such persons have sole voting but no investment power: Mr. Hanson, 491 shares; Mr. Krull, 7,324 shares; Mr. Mebane, 6,295 shares; Mr. Williamson, 16 shares; Mr. Wolter, 101 shares; and directors and executive officers as a group, 18,032 shares.

(3) Includes 628 shares of common stock with respect to which Mr. Mohs is trustee of a trust for the benefit of his children.

(4) Marshall & Ilsley Trust Company is the Trustee of the MGE employee stock ownership plans. Marshall & Ilsley Corporation (M&I), as a parent holding company, filed a Schedule 13G to report beneficial ownership by it and four subsidiaries of shares of common stock. Based on information contained in the Schedule 13G, the number shown in the table includes shares as to which M&I has or shares voting and investment power as follows: sole voting power as to 88,332 shares; shared voting power as to 789,376 shares (as to which beneficial ownership is disclaimed as to 781,014 shares held in one or more employee benefit plans); sole investment power as to 92,007 shares; and shared investment power as to 785,701 shares (as to which beneficial ownership is disclaimed as to 781,014 shares held in one or more employee benefit plans).

(5) Information contained on Form 13F filed with the Securities and Exchange Commission for year ended December 31, 2000. Percent shown in table is based on outstanding shares of common stock as of December 31, 2000.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires MGE's directors, executive officers, and persons who own more than ten percent of MGE's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Those persons are also required to furnish MGE with copies of all such reports.

     Based solely on its review of the copies of the reports received by MGE and written representations from certain reporting persons, MGE notes that its directors and executive officers (MGE does not have any greater than ten percent shareholders) filed all required reports during or with respect to the year ended December 31, 2000, on a timely basis, except for Harold L. Swanson who filed one report late relating to the purchase of stock and Jean M. Biddick who filed one report late relating to the sale of stock.

                      MEETINGS AND COMMITTEES OF THE BOARD

     MGE has an Audit Committee, a Compensation Committee, an Executive Committee, and a Personnel Committee.

     The following table sets forth the membership of each committee and the number of meetings held during 2000:

                                                      AUDIT      COMPENSATION    EXECUTIVE    PERSONNEL
                      NAME                          COMMITTEE     COMMITTEE      COMMITTEE    COMMITTEE
                      ----                          ---------    ------------    ---------    ---------
Jean M. Biddick.................................        X             X              X
Richard E. Blaney...............................        X             X              X
F. Curtis Hastings..............................        X                                         X
David C. Mebane.................................                                     X            X
Regina M. Millner...............................        X                                         X
Frederic E. Mohs................................        X             X              X            X
John R. Nevin...................................        X                                         X
Donna K. Sollenberger...........................        X                                         X
H. Lee Swanson..................................        X                            X            X
Gary J. Wolter..................................                                     X            X
Number of Meetings..............................        2             1              1            1

     The Board of Directors met 12 times during 2000. All directors attended at least 75 percent of the aggregate number of meetings of the Board and the committees on which the director served.

     The function of the Audit Committee is to meet with MGE's internal auditors and independent public accountants and discuss with them the scope and results of their audits, accounting practices, and the adequacy of MGE's internal controls. The Audit Committee also approves services performed by MGE's independent public accountants. The Audit Committee consists of eight independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee adopted a new charter during 2000.

     The function of the Compensation Committee is to review the salaries, fees, and other benefits of officers and directors and recommend compensation adjustments to the Board.

     The Executive Committee acts in lieu of the full Board and between meetings of the Board. The Executive Committee has the powers of the Board in the management of the business and affairs of MGE, except action with respect to dividends to shareholders, election of principal officers, or the filling of vacancies on the Board or committees created by the Board.

     The Personnel Committee makes recommendations with respect to the election of MGE directors and officers. Nominations for the Board by shareholders, which are submitted to the Chief Executive Officer and/or President of MGE in the manner described under "Other Information -- Shareholder Proposals for the 2001 Meeting" will be considered by the Personnel Committee, the Board, or the Chief Executive Officer.

                             AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors (the Board). The Audit Committee consists of eight independent directors. Its duties and responsibilities are set forth in the Audit Committee Charter adopted by the Board. The Audit Committee Charter is included in this proxy statement as Exhibit A.

     In the course of fulfilling its responsibilities, the Audit Committee has:

     - Reviewed and discussed with management the audited financial statements for the year ended December 31, 2000;

     - Discussed with the representatives of our Independent Accountants, PricewaterhouseCoopers LLP (PwC), all matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees;

     - Received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees;

     - Discussed with PwC their independence from the Company and management;
       and

     - Considered whether the provision by PwC of nonaudit services is compatible with maintaining their independence.

                                                        AMOUNT
                                                       --------
INDEPENDENT ACCOUNTANT FEES DISCLOSURE
AUDIT FEES...........................................  $139,500
                                                       ========
FINANCIAL INFORMATION SYSTEMS DESIGN AND
  IMPLEMENTATION FEES................................  $      0
                                                       ========
Financial Analysis for Special Projects..............  $320,500
Tax Services.........................................  $ 38,500
Issuance of Comfort Letters for Debt Financing.......  $ 29,000
Financial Accounting Standard 133 Implementation.....  $ 25,000
                                                       --------
ALL OTHER FEES.......................................  $413,000
                                                       ========

     Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in the Company's annual report on Form 10-K and the annual report to shareholders for the fiscal year ended December 31, 2000.

Jean M. Biddick             Regina M. Millner           Donna K. Sollenberger
Richard E. Blaney           Frederic E. Mohs            H. Lee Swanson
F. Curtis Hastings          John R. Nevin

                           -------------------------

                             DIRECTOR COMPENSATION

     Directors who are not employees of MGE will receive an annual retainer of $14,000, plus $900 for each Board meeting attended and $350 for each Audit, Compensation, Executive, or Personnel Committee meeting attended. Neither Mr. Mebane nor Mr. Wolter receive additional compensation for serving as a director. The chairperson of the Audit Committee will receive an additional $2,000 retainer.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation information for 1998, 1999, and 2000 for our Chief Executive Officer and our four other most highly compensated executive officers serving as such on December 31, 2000, whose salary exceeded $100,000 for 2000.

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION              LONG-TERM COMPENSATION
                                     -------------------------------   ---------------------------------
                                                                               AWARDS            PAYOUTS
                                                                       -----------------------   -------
                                                                                    SECURITIES
                                                        OTHER ANNUAL   RESTRICTED   UNDERLYING    LTIP      ALL OTHER
     NAME AND PRINCIPAL              SALARY    BONUS    COMPENSATION     STOCK       OPTIONS     PAYOUTS   COMPENSATION
          POSITION            YEAR     ($)      ($)         ($)        AWARDS($)       (#)         ($)        ($)(6)
     ------------------       ----   ------    -----    ------------   ----------   ----------   -------   ------------
David C. Mebane(1)..........  2000   311,674   29,000         0             0            0          0         23,115
  Chairman of the Board       1999   323,036   17,500         0             0            0          0         10,892
                              1998   303,736   14,000         0             0            0          0          8,226
Gary J. Wolter(2)...........  2000   251,674   29,000         0             0            0          0         10,018
  President and               1999   205,780   17,500         0             0            0          0          8,677
  Chief Executive Officer     1998   192,356   14,000         0             0            0          0          7,584
Mark C. Williamson(3).......  2000   223,574   29,000         0             0            0          0          9,461
  Executive Vice President    1999   205,604   17,500         0             0            0          0          8,733
  and Chief Strategic         1998   191,528   14,000         0             0            0          0          8,325
    Officer
Thomas R. Krull(4)..........  2000   149,413   24,000         0             0            0          0          4,612
  Group Vice President        1999   137,332   15,000         0             0            0          0          4,268
                              1998   131,204   12,000         0             0            0          0          3,981
Terry A. Hanson(5)..........  2000   144,544   24,000         0             0            0          0          6,959
  Vice President and Chief    1999   136,776   15,000         0             0            0          0          6,632
  Financial Officer           1998   130,260   12,000         0             0            0          0          6,450

-------------------------
(1) Chairman, President and Chief Executive Officer until February 1, 2000.

(2) Senior Vice President -- Administration and Secretary until February 1, 2000, when he was promoted to President and Chief Executive Officer.

(3) Senior Vice President -- Energy Services until February 1, 2000, when he was promoted to Executive Vice President and Chief Strategic Officer.

(4) Vice President -- Gas and Electric Operations until February 1, 2000, when he was promoted to Group Vice President.

(5) Vice President -- Finance until May 1, 2000, when he was promoted to Vice President and Chief Financial Officer.

(6) Amounts shown for all other compensation for 2000 are company contributions to a 401(k) defined contribution plan, $130 for value attributable to a holiday gift, and pay for unused vacation. The 401(k) company contribution for 2000 was $5,100 for Mr. Mebane, $5,080 for Mr. Wolter, $5,100 for Mr. Williamson, $4,482 for Mr. Krull, and $4,156 for Mr. Hanson; the residual for each person in 2000 was pay for unused vacation for each officer, except Mr. Krull.

AGREEMENT WITH EXECUTIVE OFFICER

     In 1999, David C. Mebane indicated an intention to retire from MGE. The Board desired to continue Mr. Mebane's employment as an officer of MGE and advisor to the Board and senior management. The Board then entered into a contract with Mr. Mebane. The agreement provides for him to continue as an employee and serve as Chairman of the MGE Board, consultant and advisor to the Board and senior management, and Chairman of the MGE Foundation. Mr. Mebane has agreed to act as Chairman of the monthly Board meetings and the annual meetings. He will also review and approve official communications with shareholders and review major operational, financial, regulatory, public policy, and public affairs activities of MGE and provide the Board with a monthly assessment of the same. He will be responsible for corporate governance issues at the Board level. Mr. Mebane is prohibited from engaging in any other aspect of the gas and electric utility business in the state of Wisconsin during the term of the contract and for two years thereafter. The initial agreement ran from February 1, 2000, through February 1, 2001, and was extended during 2000 for an additional year through February 1, 2002. The Chairman will be paid $310,000, plus standard benefits.

                        REPORT ON EXECUTIVE COMPENSATION

CORPORATE MISSION

     The mission of MGE is to provide reliable gas and electric service to our customers at competitive rates; to meet all customers' gas, electric, and related energy needs; and to earn a reasonable return for investors. MGE is committed to the communities we serve and to maintaining the highest standards of corporate citizenship. MGE is committed to treat employees fairly and provide equal opportunity.

COMPENSATION PHILOSOPHY

     The principal goal of the MGE compensation program is to pay employees, including executive officers, at levels which are:

     - Reflective of how well MGE is achieving its corporate mission;

     - Consistent with MGE's current financial condition, earnings, rates, total shareholder return, and projected Consumer Price Index;

     - Reflective of individual performance and experience;

     - Competitive in the marketplace; and

     - Administered in a fair and consistent manner.

     Executive salaries are established within a range that reflects competitive salary levels for similar positions in similar-sized gas and electric utilities, similar-sized companies outside of the utility industry, and other Wisconsin utilities. The utilities used for salary comparison are not the same companies included in the performance graph peer group in this proxy statement. When examining compensation peer groups, it was determined more appropriate to consider similar-sized utilities, other similar-sized companies, and other Wisconsin utilities.

     The midpoint (or middle) of an executive's salary range is approximately equal to the median salary level of the surveyed utilities. An executive's position in the range reflects his or her performance over a period of years in that position, the executive's experience in that position, and MGE performance.

     Specific individual or company performance targets are not set. Instead, an executive's salary within the salary range is determined by subjectively evaluating the individual's performance and experience and MGE's performance.

     While MGE's current compensation program has functional adequacy to retain and fairly compensate executives, the Compensation Committee and the full Board review the objectives of the executive compensation program on a continuing basis. Each year, the Compensation Committee reviews and recommends to the Board annual salaries, salary grades and ranges, and the overall salary program design for MGE's executives.

     From time to time the Compensation Committee considers awarding bonuses to MGE's executives in the form of cash and/or stock. These bonuses may be made for extraordinary company or individual performance, a desire to retain an executive by making that executive's compensation more competitive, aligning the long-term interests of executives with shareholders, and other reasons.

EXECUTIVE COMPENSATION

     Performance factors such as earnings, rates, shareholder return, and other available financial criteria were used in determining the CEO's and other executive officers' positions in his or her salary range. Other criteria such as gas and electric reliability, customer service, and responsiveness to industry change were also examined.

     Officer salaries were set effective May 1, 2000. Among the significant achievements the Compensation Committee considered in setting the salary of the CEO and other senior executives were the following: 1999 earnings exceeded the budget forecast, despite lower gas margins because of another warm winter and the higher electric fuel costs resulting from Columbia Plant outages and higher purchased power costs. MGE was instrumental in shaping Wisconsin's energy policy through the Governor's Reliability 2000 Act which will provide fair access for all to the transmission grid. MGE developed a new gas purchasing incentive program which will allow shareholders to receive up to $750,000 of additional earnings in future years. MGE had the highest ten-year average annual return among the four major Wisconsin combination utilities. The Company's bond rating was fourth out of 307 electric, gas, and water utilities in the country. MGE met customer needs by implementing a backup generator program for commercial customers, beginning construction of an 83-megawatt natural gas peaking plant and building an additional reporting site in Fitchburg.

     A compensation study was performed for MGE in 1999 and updated in 2000 by an independent compensation consultant. The study compared the pay level of key MGE executives to pay levels of general industry and pay levels of other utilities with revenues of approximately $250 million. The study showed that pay levels for MGE executives were generally below the median of salary and incentive compensation for both general industry and similar-sized utilities. Salary adjustments were made which moved MGE executives closer to the market median for their positions. In May of 2000, the CEO's annual salary was set at $257,508.

     A stock and cash bonus was granted to MGE officers based on 2000 performance. The bonus granted to the CEO and several other senior officers was $29,000. When determining whether to grant the bonus, the Compensation Committee in particular considered the performance factors noted above, together with the further alignment of the long-term interests of the executive officers and shareholders created by the stock portion of the bonus.

                                           Jean M. Biddick
                                           Richard E. Blaney
                                           Frederic E. Mohs

COMPANY PERFORMANCE

     The following graph shows a five-year comparison of cumulative total returns for the Company, Russell 2000, and the EEI Investor-owned Electric Index, weighted according to each company's market capitalization as of the beginning of each year.

                        MADISON GAS AND ELECTRIC COMPANY
                             FINANCIAL PERFORMANCE
                  CUMULATIVE FIVE-YEAR TOTAL RETURN COMPARISON
[PERFORMANCE GRAPH]

                                                           MGE                    RUSSELL 2000                  EEI INDEX
                                                           ---                    ------------                  ---------
1995                                                     100.00                      100.00                      100.00
1996                                                      92.00                      116.00                      101.00
1997                                                     111.00                      143.00                      129.00
1998                                                     116.00                      139.00                      147.00
1999                                                     109.00                      168.00                      120.00
2000                                                     131.00                      147.00                      177.00

  Assumes $100 invested on December 31, 1995, in each of the Company's Common
                    Stock, Russell 2000, and the EEI Index.
                 Total return assumes reinvestment of dividends

          ----------------------------
                    RUSSELL       EEI
           MGE       2000        INDEX
             -------------------------
1995      $100       $100        $100
1996      $92        $116        $101
1997      $111       $143        $129
1998      $116       $139        $147
1999      $109       $168        $120
2000      $131       $147        $177

                        MADISON GAS AND ELECTRIC COMPANY
                             FINANCIAL PERFORMANCE
                        MGE VERSUS WISCONSIN PEER GROUP

Note: This graph is for comparison purposes only. It is to show how MGE's Five-
          Year Total Return compares to the other Wisconsin utilities. [PERFORMANCE GRAPH]

                                                                            MGE                           WI PEER GROUP
                                                                            ---                           -------------
1995                                                                       100.00                             100.00
1996                                                                        92.00                              93.00
1997                                                                       111.00                             110.00
1998                                                                       116.00                             123.00
1999                                                                       109.00                              94.00
2000                                                                       131.00                             121.00

 Assumes $100 invested on December 31, 1995, in each of MGE's Common Stock and the
                     Wisconsin Utility Peer Group Average.
 The Wisconsin Peer Group average is weighted based on market capitalization at the beginning of the year.
                 Total return assumes reinvestment of dividends

             -----------------------
                                  WI
                 MGE            PEER
                               GROUP
               ---------------------
1995         $100.00         $100.00
1996         $ 92.00         $ 93.00
1997         $111.00         $110.00
1998         $116.00         $123.00
1999         $109.00         $ 94.00
2000         $131.00         $121.00

Wisconsin Peer Group: Wisconsin Energy Corp.
                Alliant Energy Corp.
                WPS Resources Corp.

PENSION PLAN AND SUPPLEMENTAL RETIREMENT PLAN

     MGE has a noncontributory qualified defined benefit pension plan covering its salaried employees. The amount of pension is based upon years of service and high 60-month average earnings in the ten years prior to retirement.

     The following table indicates the estimated maximum retirement benefits payable (unreduced for survivor protection) at the normal retirement age of 65 for specified compensation and years of service classifications. Substantially all compensation shown in the salary column of the summary compensation table is included in compensation under the pension plan, subject to any statutory regulations imposed by the Internal Revenue Code. Information in this table is based on the pension plan formula for years of service credit earned in 1986 and subsequent years. The retirement benefits are not subject to any reduction for Social Security benefits received by the employees or for any other offset amounts.

                             PENSION PLAN TABLE(1)

                                  ANNUAL PENSION AT NORMAL RETIREMENT AGE OF 65
                                    AFTER YEARS OF SERVICE INDICATED BELOW(2)
                          --------------------------------------------------------------
   FINAL FIVE-YEAR                                                              30 YEARS
AVERAGE ANNUAL SALARY     10 YEARS      15 YEARS      20 YEARS      25 YEARS    OR MORE
---------------------     --------      --------      --------      --------    --------
$100,000..............    $14,000       $21,000       $28,000       $35,000     $42,000
$140,000..............    $19,600       $29,400       $39,200       $49,000     $58,800
$170,000..............    $23,800       $35,700       $47,600       $59,500     $71,400

-------------------------
(1) The retirement benefits reflect limits imposed by the Internal Revenue Code on benefit amounts and covered compensation.

(2) The pension plan table does not reflect service credit prior to 1986 when the pension plan required employee contributions. The normal retirement pension for employees with service credits prior to 1986 will exceed the amounts shown in the pension plan table, depending on their years of pre-1986 service and contributions made to the pension plan.

     The estimated annual retirement benefit payable at normal retirement age of 65 under the pension plan formula (assuming continuation of 2000 compensation levels through retirement and taking into account employee contributions and service credits for 1985 and prior years) is $78,205 to Mr. Wolter, $72,986 to Mr. Williamson, $92,588 to Mr. Krull, and $66,725 to Mr. Hanson. At December 31, 2000, the annual retirement benefit payable to Mr. Mebane is $71,562.

     The full credited years of service under the pension plan are 24 for Mr. Mebane, 17 for Mr. Wolter, 15 for Mr. Williamson, 28 for Mr. Krull, and 19 for Mr. Hanson.

     Officers of MGE are also covered under a nonqualified supplemental retirement plan which provides a supplemental retirement benefit. The supplemental retirement benefit is a designated percentage ranging from 55 to 70 percent of the final 60-month average earnings less the benefit payable from the pension plan described above. The designated percentage is based on the officer's age at retirement. The estimated supplemental annual retirement benefit payable at normal retirement age of 65 under the supplemental retirement plan (assuming continuation of 2000 compensation levels through retirement) is $102,051 to Mr. Wolter, $85,639 to Mr. Williamson, $13,479 to Mr. Krull, and $36,402 to Mr. Hanson. At December 31, 2000, the annual supplemental retirement benefit payable to Mr. Mebane was $143,905.

DEFERRED COMPENSATION PLAN

     Officers of MGE are permitted to defer a portion of their current salary under a nonqualified deferred compensation plan initiated in 1984. Three officers contributed to the plan during 2000. Participants in the plan are entitled to receive deferred compensation upon termination of active employment. Deferred compensation under this plan does not constitute compensation as defined under the pension plan described above.

     MGE has entered into a trust agreement for the purpose of assuring the payment of its obligations under the supplemental retirement plan and deferred compensation plan. Under the trust agreement, in the event of a change in control or potential change in control of MGE, MGE will be obligated to deliver to the trustee cash or marketable securities having a value equal to the present value of the amounts which MGE is obligated to pay under such plans and the costs of maintaining the trust. "Change in control" is defined generally as the acquisition by any person, subject to certain exceptions, of beneficial ownership of 20 percent or more of MGE's common stock; a change in the majority of the Board of Directors; certain mergers or similar transactions involving MGE's assets where, among other conditions, the current shareholders do not constitute at least 60 percent of the shareholders of the resulting or acquiring entity; or a liquidation of MGE.

SEVERANCE PLANS

     MGE has entered into severance agreements with certain key employees, including Messrs. Mebane, Wolter, Williamson, Krull, and Hanson. Under these agreements, each such employee is entitled to a severance payment following a change in control of MGE as defined above if, within 24 months after such change in control, employment with MGE is terminated by (i) MGE, (ii) the employee for good reason, or (iii) the employee for any reason during the 30-day period commencing one year after the date of change in control. Each agreement has a three-year initial term, but on the first anniversary of execution and each anniversary thereafter, the agreement is extended for an additional year, unless either MGE or the employee gives notice not to extend the agreement or a change in control of MGE has occurred. Severance payments will be equal to three times the employee's annual base salary plus three times the highest bonus paid during any of the five years preceding a change in control. If the employee receives severance benefits following a change in control, health, life, and disability benefits are continued for up to three years, and the employee will also be grossed up for any excise taxes the employee may incur. In circumstances not involving a change in control of MGE, Messrs. Mebane, Wolter, Williamson, Krull, and Hanson, like other salaried employees, are entitled under MGE's general severance plan to a payment equal to two weeks of compensation plus the employee's weekly compensation multiplied by the number of years of employment, not to exceed 24.

                               OTHER INFORMATION

EXPENSES OF SOLICITATION

     MGE will bear the cost of soliciting proxies for the annual meeting. Proxies will be solicited by mail and may be solicited personally by directors, officers, or employees of MGE who will not receive special compensation for such services. MGE has retained Morrow & Co., Inc., to solicit proxies at a fee of $6,000 plus expenses.

SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     In order to be considered for inclusion in MGE's proxy materials for the 2002 annual meeting, a shareholder proposal must be received by MGE no later than December 14, 2001. In addition, even if a shareholder proposal is set forth in MGE's 2001 proxy statement as a matter to be considered by shareholders, MGE's Bylaws establish an advance notice procedure for shareholder proposals to be brought before any meeting of shareholders, including proposed nominations of persons for election to the Board of Directors. Shareholders at the 2001 annual meeting may consider a proposal or nomination brought by a shareholder of record on March 15, 2001, who is entitled to vote at the 2001 annual meeting and who has given MGE timely written notice, in proper form, of the shareholder's proposal or nomination. A shareholder proposal or nomination intended to be brought before the 2001 annual meeting must have been received by MGE after the close of business on January 29, 2001, and prior to the close of business on February 23, 2001. MGE did not receive notice of any shareholder proposal or nomination relating to the 2001 annual meeting. The 2002 annual meeting is expected to be held on May 14, 2002. A shareholder proposal or nomination intended to be brought before the 2002 annual meeting must be received by MGE after the close of business on February 11, 2002, and prior to the close of business on March 8, 2002. All proposals and nominations should be directed to MGE's principal executive offices at 133 South Blair Street, Post Office Box 1231, Madison, Wisconsin 53701-1231, Attention: Corporate Secretary.

OTHER MATTERS

     Our Annual Report for the year 2000 has been mailed to shareholders.

     The Board does not know of any other matters that will be presented at the annual meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on such matters.

     The Board has selected PricewaterhouseCoopers LLP to audit the consolidated financial statements of MGE and its subsidiaries for 2001. PricewaterhouseCoopers LLP, MGE's independent public accountant in 2000, is expected to have a representative present at the 2001 annual meeting who may make a statement and will be available to respond to appropriate questions.

                        MADISON GAS AND ELECTRIC COMPANY

                                         /s/ DAVID C. MEBANE
                                         DAVID C. MEBANE
                                         Chairman of the Board

                                         /s/ GARY J. WOLTER
                                         GARY J. WOLTER
                                         President and
                                         Chief Executive Officer

Dated April 13, 2001

                                                                       EXHIBIT A

                           AUDIT COMMITTEE -- CHARTER

     The charter identifies the purpose, authority, composition, and responsibilities of the Madison Gas and Electric Company Audit Committee of the Board of Directors (the "Committee").

PURPOSE

     The purpose of the Committee is to assist the Board of Directors of Madison Gas and Electric Company (the "Company") in fulfilling its oversight responsibilities to the shareholders, potential shareholders, and the investment community relating to financial reporting and accounting practices, the system of internal controls, and all audit processes.

AUTHORITY

     The Committee reports to the Board of Directors and has unrestricted access and authorization to obtain assistance from Company personnel to accomplish its purpose. In addition, the Committee has the discretion to initiate and supervise investigations within the scope of its duties as it may deem appropriate and to employ whatever additional advisors and consultants it deems necessary for the fulfillment of its duties.

COMPOSITION

     The Committee shall consist of three or more outside directors, as determined by the Board of Directors. Each member shall be an independent director, defined as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand balance sheet, income and cash flow statements. At least one member of the Committee shall have accounting or related financial management expertise.

GENERAL RESPONSIBILITIES

     1. The Committee shall provide open avenues of communication with the director -- internal audit, the independent accountants, management, and the Board of Directors.

     2. The Committee shall report committee actions to the full Board of Directors and may make appropriate recommendations.

     3. The Committee shall meet at least two times each year. The Committee chair has the power to call a committee meeting whenever he or she thinks there is a need. A Committee member should not vote on any matter in which he or she is not independent. The Committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS AND APPOINTING THE DIRECTOR -- INTERNAL AUDIT

     1. The ultimate accountability of the independent accountants shall be to the full Board of Directors and the Committee, as representatives of the shareholders. The full Board of Directors, with the recommendations of the Committee, shall have ultimate authority to select, evaluate, and replace the independent accountants.

     2. The Committee shall recommend the engagement of independent accountants to the full Board of Directors for approval and shall review the fees paid to the independent accountants.

     3. The Committee shall review and have veto power over the appointment, replacement, reassignment or dismissal of the director -- internal audit.

     4. The Committee shall assure the objectivity of the director -- internal audit and the independence, as defined by Independence Standards Board
        (ISB) Standard No. 1, of the independent accountants, including a review of management consulting services provided by the independent accountants and the fees paid for them.

     5. The Committee shall consider, in consultation with the independent accountants and the director -- internal audit, the audit scope and plan of the director -- internal audit and the independent accountants.

     6. The Committee shall make sure that the director -- internal audit and the independent accountants coordinate the internal and external audits.

RESPONSIBILITIES FOR REVIEWING INTERNAL AUDITS, THE ANNUAL EXTERNAL AUDIT AND THE REVIEW OF QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

     1. The Committee shall ensure that the independent accountants are available to the full Board of Directors at least annually, and shall provide the Committee with a timely analysis of significant financial reporting issues.

     2. The Committee shall ask management, the director -- internal audit, and the independent accountants about significant risks and exposures and shall assess management's responses to address them.

     3. The Committee shall review the following with the independent accountants and the director -- internal audit:

         a. The adequacy of the Company's internal controls, including computerized information system controls and security.

         b. Any significant findings and recommendations made by the independent accountants or the director -- internal audit, together with management's responses to them.

     4. Shortly after the annual external audit is completed by the independent accountants, the Committee shall review the following with management and the independent accountants:

         a. The Company's annual financial statements.

         b. The independent accountants' audit of and report on the annual financial statements.

         c. The independent accountants' qualitative judgment about the appropriateness, not just the acceptability, of accounting principles and financial disclosures, and about the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates.

         d. Any serious difficulties or disputes with management encountered during the course of the audit.

         e. Anything else about the audit procedures or findings that is required to be discussed with the Committee by Statement on Auditing Standard (SAS) No. 61, as may be modified or supplemented.

     5. The Committee shall review the following with management and the director -- internal audit:

         a. Any significant findings during the year and management's responses to them.

         b. Any difficulties the director -- internal audit encountered while conducting audits, including any restrictions on the scope of his or her work or access to required information.

         c. Any changes required to the planned scope of their audit plan.

         d. The internal auditing department's budget and staffing.

         e. The internal auditing department's charter.

     6. The Committee shall review with management annual filings with the Securities and Exchange Commission (SEC) and other published documents containing the Company's annual financial statements and shall consider whether the information in the filings is consistent with the information in the financial statements. The Chair of the Committee may represent the entire Committee for purposes of this review.

     7. The Committee shall review the interim financial reports with management and the independent accountants prior to filing with the SEC. The Chair of the Committee may represent the entire Committee for purposes of this review.

     8. The Committee shall prepare a report for inclusion in the Company's proxy statement that states whether:

         a. The Committee reviewed and discussed the audited financial statements with management.

         b. The Committee discussed with the independent auditors all matters required to be discussed by SAS 61, as may be modified or supplemented.

         c. The Committee received the written disclosures and the letter from the independent accountants required by ISB Standard No. 1, as may be modified or supplemented, and discussed with the independent accountants the independent accountants' independence.

         d. The Committee recommended to the full Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K and the annual report to shareholders.

PERIODIC RESPONSIBILITIES

     1. The Committee shall review and, as necessary, update the Committee's charter at least annually.

     2. The Committee shall review with the director -- internal audit the results of his or her examination of compliance with the Company's code of conduct.

     3. The Committee shall review with the Company's general counsel, legal and regulatory matters that may have a material effect on the Company's financial statements, compliance policies, and programs.

     4. The Committee shall meet with the director -- internal audit, the independent accountants, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

     If you plan to attend the meeting in person, please fill out the reservation form and return it with your proxy card so that we may have an indication of the number of shareholders planning to attend the meeting.

     If you have any questions, please feel free to call our Shareholder Services toll-free number. Call 1-800-356-6423 if you are calling from within the Continental United States and 252-4744 if calling from the Madison area.

                                      MAP

                                                                                         ---------------------------------------
Madison Gas and Electric Company                  [MG&E LOGO OMITTED]                    |            Control Number           |
Post Office Box 1231                            YOUR VOTE IS IMPORTANT!                  |  for Telephone and Internet Voting: |
Madison, Wisconsin  53701-1231                                                           ---------------------------------------
                                                                                         |                                     |
                                                                                         |                                     |
                                                                                         ---------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
|              |                                                                                                               |
|              | Call the Toll-Free Number 1-800-678-8548. (You will not be charged for this call.) You will be asked to enter |
|              | the control number found in the box in the upper right corner of this form.                                   |
|              |                                                                                                               |
| VOTE BY      | OPTION A: To vote as the Board of Directors recommends on ALL proposals, press 1.                             |
| TELEPHONE    |                                                                                                               |
|              | OPTION B: If you choose to vote on each item separately, press 0. You will hear these instructions:           |
|              |           To vote FOR ALL nominees, press 1. To WITHHOLD FOR ALL nominees, press 9. To WITHHOLD               |
|              |           FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.                                  |
--------------------------------------------------------------------------------------------------------------------------------
| VOTE BY      | Access our Web site HTTP://WWW.PROXYVOTING.COM/MGE                                                            |
| INTERNET     |                                                                                                               |
--------------------------------------------------------------------------------------------------------------------------------
                       IF YOU VOTE BY PHONE OR INTERNET - DO NOT MAIL THE PROXY CARD. THANK YOU FOR VOTING.

Fold and Detach Here
----------------------------------------------------------------------------------------------------------------------------------

The Board of Directors recommends a vote "FOR" Item 1.

ITEM 1. ELECTION OF DIRECTORS

Nominees for terms ending in 2004:
     01 Richard E. Blaney
     02 Frederic E. Mohs
     03 F. Curtis Hastings

Indicate your vote by placing an (X) in the appropriate box.
   [ ]For all       [ ] Withhold        [ ] For all
                        for all             except*

* To withhold authority to vote for any individual nominee, strike a         Signature(s):                            Date:
line through the nominee's name in the list above and mark an (X)
in the "For all except" box.                                                 ---------------------------------------  ------------

This proxy revokes any previous proxies given.                               ---------------------------------------  ------------
                                                                             Please sign exactly as name(s) appears above and date
[ ] I/We consent to access all future proxy materials and annual             this proxy. If joint account, each joint owner should
    reports via the Internet instead of receiving these materials            sign. Executors, Administrators, Trustees, etc.,
    by mail.                                                                 indicate the capacity in which you are signing.


                                                       (continued on reverse side)
------------------------------------------------------------------------------------------------------------------------------------

                                               2001 ANNUAL SHAREHOLDER MEETING RESERVATION

                                                                                   If you plan to attend the Annual Meeting, please
                                                                                   sign and return with your proxy vote. (IF YOU DO
                                                                                   NOT PLAN TO ATTEND, DO NOT RETURN THIS PORTION OF
                                                                                   THE FORM.)

                                                                                   [ ] I/We will attend the annual meeting.

                                                                                   ------------------------------------------------
                                                                                    Shareholder Attending

                                                                                   ------------------------------------------------
                                                                                    Shareholder Attending

                                                                                   ------------------------------------------------
                                                                                    Guest

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[MG&E LOGO]                         PROXY
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - MAY 22, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I/We appoint Richard E. Blaney, Frederic E. Mohs, and David C. Mebane, as proxies with power of substitution, to represent and to vote all shares of stock I/We would be entitled to vote at the Annual Meeting to be held at the Marriott - Madison West, 1313 John Q. Hammons Drive, Greenway Center, Middleton,
Wisconsin, on Tuesday, May 22, 2001 at 11 a.m., local time, and at all adjournments thereof.

Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on the proxy. IN THE ABSENCE OF SPECIFIC
INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF
THE BOARD OF DIRECTORS AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY
OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE SIGN EXACTLY AS NAME(S) APPEARS ON THIS PROXY CARD AND DATE THIS PROXY.
IF JOINT ACCOUNT, EACH JOINT OWNER SHOULD SIGN. EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC., INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING.

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